UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

VIVANI MEDICAL, INC.

(Exact name of registrant as specified in its charter)

California	001-36747	02-0692322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 280 Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 833-5000

Second Sight Medical Products, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Warrants	VANI VANIW	Nasdaq Capital Market Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Background

On February 4, 2022, Vivani Medical, Inc., formerly known as Second Sight Medical Products, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Nano Precision Medical, Inc., a California corporation (“NPM”), and upon the execution of a joinder, NPM Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub was to be merged with and into NPM, with NPM surviving as a wholly-owned subsidiary of the Company, as previously disclosed by the Company in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 8, 2022 (the “Original Report”). The information contained in (or incorporated by reference into) the Original Report is hereby incorporated herein by reference.

On June 15, 2022, NPM granted a waiver to the Company in connection with the Merger Agreement (the “Available Cash Waiver”) as disclosed in the Current Report on Form 8-K filed by the Company with the SEC on June 21, 2022.

Consummation of the Merger

On August 30, 2022 (the “Closing Date”), as contemplated by the Merger Agreement, following the satisfaction of the closing conditions set forth in the Merger Agreement, except those waived as described herein, the Company completed its business combination with NPM (the “Merger”). Accordingly, the Company issued an aggregate of 37,589,967 shares of the Company’s common stock, no par value (the “Common Stock”) to the former shareholders of NPM, as adjusted for the reverse stock split effected by the Company on August 19, 2022 (the “Reverse Stock Split”). The Common Stock immediately prior to the Reverse Stock Split was reduced into a smaller number of shares, such that every three shares of Common Stock held by a shareholder of the Company immediately prior to the Reverse Stock Split were combined and reclassified into one share of Common Stock. The shares of Common Stock issued to the former shareholders of NPM were registered with the SEC pursuant to the Registration Statement on Form S-4 (Reg. No. 333-264959), as amended, declared effective on June 24, 2022.

Immediately after the consummation of the Merger, there were approximately 50,726,329 shares of Common Stock outstanding. The former securityholders of NPM own, or hold rights to acquire, approximately 74.1% of issued and outstanding shares of Common Stock.

Closing Condition Waiver. Termination of the Legacy Shareholders Agreement

On the Closing Date, in connection with, and immediately prior to the completion of, the Merger, the Company waived the requirement that NPM shall have terminated the certain shareholders’ agreement (the “Legacy Shareholders Agreement”), dated February 25, 2016, by and among NPM and the holders of NPM’s outstanding shares of common stock, before closing the Merger (the “SHA Termination Waiver”). Because the consummation of the Merger eliminated the shares of former shareholders of NPM, no shares of NPM common stock that are subject to the Legacy Shareholders Agreement remain outstanding.

The foregoing description of the SHA Termination Waiver does not purport to be complete and is qualified in its entirety by reference to the SHA Termination Waiver, which is attached to this Current Report on Form 8-K as Exhibit 2.3 and is incorporated herein by reference.

Name Change

Effective as of the Closing Date, the Company changed its name to “Vivani Medical, Inc.” by filing a Certificate of Amendment (the “Name Change Amendment”) with the Secretary of State of the State of California pursuant to the California Corporations Code.

The foregoing description of the Name Change Amendment does not purport to be complete and is qualified in its entirety by reference to the Name Change Amendment, a copy of which is being filed as Exhibit 3.1 hereto and is incorporated herein by reference.

The Common Stock listed on the Nasdaq Capital Market, previously trading through the close of business on August 30, 2022 under the ticker symbol “EYES,” commenced trading on the Nasdaq Capital Market, under the ticker symbol “VANI” on August 31, 2022. The Common Stock has a new CUSIP number, 92854B 109. The warrants listed on the Nasdaq Capital Market, previously trading under the ticker symbol “EYESW” are projected to be voluntarily delisted from the Nasdaq Capital Market.

Item 1.01	Entry into a Material Definitive Agreement.

To the extent required by Item 1.01 of Form 8-K, the information contained in (or incorporated by reference into) the disclosure set forth in the “Introductory Note” above and in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Lockup Agreements

On the Effective Date, the Company and NPM’s directors, officers, and holders of ten percent (10%) or more of the issued and outstanding shares of NPM common stock (the “Locked-Up Persons”) entered into lockup agreements pursuant to which the Locked-Up Persons have agreed not to, except in limited circumstances, sell or transfer, or engage in swap or similar transactions with respect to, any shares of Common Stock, received for NPM common stock in the Merger or any securities convertible into or exercisable or exchangeable for Common Stock received in the Merger, until 180 days from the Effective Date (the “Lockup Agreements”). Separately, the Lockup Agreements of Aaron Mendelsohn and Dean Baker each exclude 90,559 shares of Common Stock from the terms of the lockup restrictions. A total of 18,002,685 shares of Common Stock are locked up pursuant to the Lockup Agreements.

The foregoing description of the Lockup Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lockup Agreement, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information contained in (or incorporated by reference into) the disclosure set forth in the “Introductory Note” above is hereby incorporated by reference into this Item 2.01.

Certain directors of the Company had a pre-existing material relationship with NPM, including those that involved a potential or actual conflict of interests, as described in the section titled “Related Party Transactions Of Directors And Executive Officers Of Second Sight” beginning on page 239  of the Company’s proxy statement/prospectus filed with the SEC on June 24, 2022 (the “Prospectus”).

Item 5.01	Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the information contained in (or incorporated by reference into) the disclosure set forth in the “Introductory Note” above is hereby incorporated by reference into this Item 5.01.

In accordance with the terms of the Merger Agreement, each of the directors of the Company who would not be continuing as a director after the completion of the Merger resigned from the Board of Directors of the Company (the “Board”) and any respective committees of the Board to which they belonged as of the closing of the Merger. In connection with the Merger, the size of the Board post-Merger was reduced to five members, and the Board was reconstituted as follows:

●	Gregg Williams, who did not resign

●	Dean Baker, who did not resign;

●	Alexandra Larson, who did not resign;

●	Aaron Mendelsohn, who did not resign; and

●	Adam Mendelsohn, who was appointed by the remaining directors.

Adam Mendelsohn was appointed to the Board to serve until the next annual meeting of shareholders at which the members of the Board stand for election or until such director’s earlier death, resignation, or removal or until such director’s successor is duly elected and qualified.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information contained in (or incorporated by reference into) the disclosure set forth in the “Introductory Note” above or in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Resignation of Directors

Pursuant to the Merger Agreement, immediately prior to and effective upon the Merger, Jonathan Will McGuire and Matthew Pfeffer, resigned from the Board and any respective committees of the Board to which they belonged, which resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Resignation of Officers

Pursuant to the Merger Agreement, immediately prior to and effective upon the Merger, Scott Dunbar, Company’s Acting Chief Executive Officer and Edward Sedo, the Company’s Acting Chief Accounting Officer, resigned as officers of the Company. Their resignation letters did not contain any statements describing disagreements with the Company related to its operations, policies, or practices, nor did any disagreements lead to their resignations. Messrs. Dunbar and Sedo did not terminate their contractual relationship with the Company other than the aforementioned resignations as officers of the Company.

Appointment of Officers

As of the Effective Time, the Board appointed Adam Mendelsohn, as Chief Executive Officer of the Company, Brigid A. Makes, as Chief Financial Officer of the Company, Truc Le, as Chief Operating Officer of the Company, Donald Dwyer, as Chief Business Officer of the Company, and Lisa Porter, as Chief Medical Officer of the Company. Aaron Mendelsohn is Adam Mendelsohn’s father.

The biographies of the aforementioned executive officers are included in the Prospectus in the section titled “Management Following the Merger” beginning on page 228  and are incorporated herein by reference. Information with respect to the compensation of the Company’s named executive officers and directors is set forth in the Prospectus in the sections titled “Nano Executive Compensation” beginning on page 236  and “Nano Director Compensation” beginning on page 238 , and that information is incorporated herein by reference.

Election of New Directors

On and as of the Effective Date, the Board appointed Adam Mendelsohn as a director of the Company.

On and as of the Effective Date, the Board appointed its members to join the Audit, Compensation, and Nominating and Corporate Governance Committee, as illustrated in the table below.

Name, Current Position and Occupation	Year First Became Director	Age	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
Gregg Williams, Director, Chairman of the Board	2009	63	Yes	✓*	✓	✓, Chairman
Aaron Mendelsohn, Director	1998	71	No
Adam Mendelsohn Director	2022	41	No
Dean Baker, Director	2021	80	Yes	✓, Chairman*	✓, Chairman	✓
Alexandra Larson, Director	2021	42	Yes	✓	✓	✓

*Audit Committee Financial Expert

The biographies of Adam Mendelsohn, Dr. Dean Baker, Gregg Williams, and Aaron Mendelsohn are included in the Prospectus in the section titled “Management Following the Merger” beginning on page 228  and are incorporated herein by reference.

Alexandra Larson, JD, MBA: Ms. Larson has been a director at the Company since 2021. Ms. Larson serves as Senior Vice President and General Counsel of Williams International, a privately-held designer and manufacturer of turbine engines in the aerospace and defense industry, since January 2019. Prior to Williams International, from 2013 to January 2019, Ms. Larson was Legal Director and Associate General Counsel at Amcor Rigid Packaging, a division of Amcor, the global NYSE-listed packaging company. Ms. Larson has also served as Corporate Counsel at Compuware Corporation, a formerly-publicly traded company focusing on mainframe software for large businesses, from 2012 to 2013, and Associate in the mergers & acquisitions practice of the global law firm Baker McKenzie, in its New York office, from 2008 to 2012. Ms. Larson has also held roles at the New York Stock Exchange, Enforcement Division, and the United States Department of Justice, Antitrust Division. Ms. Larson is a graduate of the University of Michigan Law School (Ann Arbor), Hamilton College in Clinton, New York, and the University of Tennessee, Knoxville Haslam College of Business’s Aerospace & Defense MBA Program. The Board believes Ms. Larson is qualified to serve on the Board due to her legal experience and leadership skills.

Indemnification Agreement

On the Closing Date, the following officers and directors entered into the Company’s standard form of indemnification agreement with the Company the description of which is hereby incorporated by reference to the Prospectus: Adam Mendelsohn, Don Dwyer, Brigid A. Makes, Truc Le, and Lisa Porter.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in (or incorporated by reference into) the disclosure set forth in the “Introductory Note” above is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing, among other things, the closing of the Merger and its intent to voluntarily delist its warrants from Nasdaq. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of NPM as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and December 31, 2020 and the related notes included in the Prospectus beginning on page F-B-2  are incorporated herein by reference.

The unaudited condensed consolidated financial statements of NPM as of June 30, 2022 and for the three and six months ended June 30, 2022 and 2021 and the related notes are set forth herein as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2022, and for the year ended December 31, 2021 is set forth herein as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1	Merger Agreement, dated February 4, 2022, between Registrant and Nano Precision Medical, Inc. (incorporated by reference to registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2022)

2.2	Waiver of Available Cash Requirement to the Merger Agreement dated June 15, 2022 (incorporated by reference to registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2022)

2.3*	Waiver of SHA Termination Closing Condition dated August 30, 2022

3.1*	Certificate of Amendment, filed August 25, 2022, and effective August 30, 2022 changing the name of the Company to “Vivani Medical, Inc.”

10.1	Form of Lock-Up Agreement (incorporated by reference to the registrant’s proxy statement/prospectus on Form S-4, file no. 333-264959, originally filed with the Securities and Exchange Commission on May 13, 2022)

99.1*	Press Release, dated August 30, 2022

99.2*	The unaudited condensed consolidated financial statements of NPM as of June 30, 2022 and for the three and six months ended June 30, 2022 and 2021

99.3*	The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2022, and the year ended December 31, 2021

104*	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

*	Filed or furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVANI MEDICAL, INC.

Date: September 2, 2022	By:	/s/ Donald Dwyer
Donald Dwyer
Chief Business Officer